UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23656

FS MVP Private Markets Fund

(Exact name of registrant as specified in charter)

9 Old Kings Highway South

Darien, Connecticut 06820

(Address of principal executive offices)(Zip code)

Daniel Dwyer

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, Connecticut 06820

(Name and address of agent for service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Registrant's telephone number, including area code: (203) 662-3456

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

Table of Contents

Shareholder Letter	1
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	13
Consolidated Statements of Changes in Net Assets	14
Consolidated Statement of Cash Flows	17
Consolidated Financial Highlights	18
Notes to Consolidated Financial Statements	24
Report of Independent Registered Public Accounting Firm	48
Fund Management	49
Other Information	51
Privacy Policy	54

FS MVP Private Markets Fund	Shareholder Letter

March 31, 2025 (Unaudited)

Dear Shareholder:

We thank you for your investment in FS MVP Private Markets Fund (the “Fund”). This annual report covers the twelve-month fiscal period ended March 31, 2025.

In 2024, the global economy showed resilience amid persistent inflation, elevated interest rates, and geopolitical tensions. Despite these headwinds, strong labor markets, solid corporate earnings, and cooling inflation supported asset prices and sustained economic growth. The Federal Reserve cut interest rates by 100 basis points in the second half of the year, yet long-term yields remained elevated, reflecting persistent inflation concerns and ongoing fiscal uncertainty.

Corporate earnings reaccelerated in 2024 after a muted 2023. S&P 500 earnings rose nearly 19% over the year, driven by continued strength in technology and consumer sectors. Once again, the "Magnificent Seven" accounted for a disproportionate share of the growth, fueled by strong AI tailwinds and productivity gains.

Outside of the mega cap stocks, performance was more muted. The Russell 2000, a benchmark for U.S. small-cap stocks, lagged the broader market as small and mid-cap companies continued to face headwinds from higher borrowing costs and weaker earnings. By the end of 2024, over 40% of Russell 2000 constituents reported negative earnings, underscoring the ongoing pressure on lower-quality companies in a higher-rate environment

Following strong growth in 2024, the U.S. economy contracted in the first quarter of 2025, with real GDP declining at an annualized rate of 0.3% largely driven by a surge in imports. Equity markets sold off sharply in April following the Trump Administration’s announcement of sweeping tariffs on imports. The market’s recovery following the 90-day pause on reciprocal tariffs and growing optimism around trade negotiations has been meaningful, but uncertainty continues to weigh on the outlook.

While private markets are not immune from public market volatility, the U.S. middle market tends to be more insulated from short-term swings in investor sentiment. The Fund returned 10.49% in 2024 and 4.21% year-to-date as of March 31, 2025, driven by continued strong portfolio performance and the solid fundamentals of our underlying portfolio companies.

Summary of investment activity during the period

We began the annual period with 101 total investments with the portfolio weighted to direct equity investments and secondaries. We invested approximately $291.7 million during the fiscal year ended March 31, 2025, and continued to focus new investment activity on secondaries and direct equity investments. As of March 31, 2025, the Fund held 155 investments representing approximately $1.1 billion in total assets, comprised of 43% secondary investments, 41% direct equity investments, 5% direct credit investments, 6% primary investments, and 10% in cash equivalents as a percent of net asset value.

At the end of the period, approximately 89% of the portfolio was invested in U.S. companies while 84% was invested in middle market companies driven by Portfolio Advisors’ deep sponsor network across over 300 middle market sponsors. Both Large Cap and Growth investments represented 8% of the portfolio, respectively. As of March 31, 2025, the largest sector weighting was industrials (39.8%), followed by information technology (21.4%) and health care (13.2%).

Annual Report | March 31, 2025	1

FS MVP Private Markets Fund	Shareholder Letter

March 31, 2025 (Unaudited)

Fund performance

This graph compares the hypothetical $1,000,000 investment in the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. Results include reinvestment of all dividends and capital gains. The MSCI Index does not reflect expenses, fees, or sales charges, which would reduce the index performance.

Average Annual Total Returns as of March 31, 2025

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of March 31, 2025
	1-Year	Since Inception*
FS MVP Private Markets Fund – Class I	12.87%	10.23%
MSCI World Index	7.04%	3.80%

*	Commencement of operations for the MVP Private Markets Fund was January 3, 2022, following the reorganization of MVP Private Markets Fund L.P. with and into the Fund, which was effective as of close of business on December 31, 2021. See Note 1 in the accompanying notes to the consolidated financial statements.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 203-662-3053.

2	www.fsinvestments.com

FS MVP Private Markets Fund	Shareholder Letter

March 31, 2025 (Unaudited)

Market Summary & Outlook

2024 was one of the strongest years on record for U.S. middle market private equity transactions, second only to the surge in 2021. Total deal value reached $374 billion, with middle market private equity transactions representing 60% of all U.S. buyout activity.

Middle market funds represented approximately 52% of all U.S. private equity buyout fund capital raised in 2024. By mid-year, middle market funds held $527.8 billion in dry powder, accounting for over half of total U.S. private dry powder – the highest share since 2019.

Exit activity rebounded moderately in 2024, with 898 exits totaling $135.2 billion – an increase of 15% in value and 5% in count year-over-year. Exit volumes picked up meaningfully in the second half of 2024, though remained approximately 10% below pre-pandemic averages. Sponsor-to-sponsor exits regained share, accounting for approximately 55% of total exit value, while strategic exits to corporates declined. IPO activity picked up after two muted years, but volumes are still trailing well behind pre-pandemic levels.

Global secondary market transactions reached a record $162 billion, up 45% from 2023 and surpassing the previous high of $132 billion set in 2021. LP-led activity remained strong, supported by a steady pipeline of portfolio sales, tighter bid-ask spreads and healthy demand for large, diversified LP portfolios. Average pricing for LP portfolios rose to 89% of NAV in 2024, supported by a strong equity market rally heading into year-end, consistent supply of high-quality and newer-vintage portfolios and renewed momentum in M&A and IPO markets.

GP-led continuation vehicles gained momentum in 2024, offering GPs greater flexibility on hold periods and LPs valuable liquidity options. Volume reached a record $75 billion – well above the $52 billion reached in 2023. The surge was driven by increased participation from traditional buyout sponsors and a growing pool of dedicated capital.

We see the U.S. middle market as a durable source of growth, particularly as uncertainty clouds the outlook for public equity markets. We believe the Fund is well positioned to navigate tariff-related policy uncertainty and benefit from the reshoring of manufacturing. Our focus remains on cash-flow generating U.S. middle market businesses that tend to be more resilient to supply chain disruptions and geopolitical volatility than larger, globally exposed companies.

We appreciate your support and look forward to continuing to serve you.

Sincerely,

Portfolio Advosors

Annual Report | March 31, 2025	3

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2025

Description	Principal	Maturity Date	Cost	Fair Value
Direct Credit (5.39%)
Aero Operating, LLC (3M US SOFR + 7.00%)(a)(b)(c)	$6,656,917	2/7/2026	$6,620,294	$6,375,633
Beacon Oral Specialist (3M US SOFR + 6.00%)(a)(b)(c)	7,314,881	6/30/2025	7,289,617	7,257,482
Beta Plus Technologies, Inc., TL (3M US SOFR + 5.75%)(a)(b)(c)	4,887,218	7/2/2029	4,470,896	4,219,176
CMS Group Holdings, LLC (3M US SOFR + 5.00%)(a)(b)(c)	4,719,583	11/18/2029	4,657,360	4,676,425
Erie Construction Mid-West, LLC (3M US SOFR + 4.75%)(a)(b)(c)	862,458	7/30/2027	858,329	862,458
ETE Intermediate II, LLC RC (3M US SOFR + 6.50%)(a)(b)(c)	62,500	5/26/2029	96,411	96,987
ETE Intermediate II, LLC TL (3M US SOFR + 6.50%)(a)(b)(c)(d)	2,193,080	5/26/2029	2,142,841	2,165,667
MDME Holdings, LLC (3M US SOFR + 6.25%)(a)(b)(c)	4,369,884	8/3/2027	4,304,848	3,759,340
MDME Incremental T/L (3M US SOFR + 6.25%)(a)(b)(c)	533,459	8/3/2027	529,320	458,926
NAS, LLC (3M US SOFR + 6.50%)(a)(b)(c)	8,553,754	6/2/2025	8,546,845	8,536,590
Netrix, LLC (3M US SOFR + 7.83%)(a)(b)(c)	1,554,827	7/31/2026	1,545,386	1,518,956
North Acquisition LLC (3M US SOFR + 6.75%)(a)(b)(c)	6,843,273	7/27/2027	6,778,041	6,630,235
Orthodontic Partner LLC DDTL4 (3M US SOFR + 6.25%)(a)(b)(c)	980,426	10/12/2027	976,373	966,196
Orthodontic Partners, LLC DDTL (3M US SOFR + 6.25%)(a)(b)(c)	1,954,083	10/12/2027	1,943,745	1,925,722
Road Tested Parts, LLC TL (3M US SOFR + 4.50%)(a)(b)(c)	1,955,901	8/17/2027	1,935,591	1,634,359
Spectrum Vision (3M US SOFR + 6.50%)(a)(b)(c)(d)	5,583,911	11/17/2025	5,568,055	5,582,675

Total Direct Credit			$58,263,952	$56,666,827

See Notes to Financial Statements.

4	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2025

	Acquisition
Description	Date	Cost	Fair Value
Direct Equity (40.84%)
AEP Galaxy-A, L.P. (b)(d)(e)	7/13/2023	$9,455,746	$9,338,922
AeriTek Global Parent, LLC (b)(e)	10/30/2024	7,500,000	7,500,000
ASP Arcadia Co-Invest, L.P. (b)(d)(e)	2/5/2024	9,540,526	9,295,631
BA Hissho Blocker, LLC (a)(b)(e)(f)	5/16/2022	3,861,506	7,814,007
Biloxi Co-Investment , L.P. (b)(d)(e)	8/11/2021	3,630,888	6,326,147
Calera Capital Partners VI C4 Blocked AIV, L.P. (b)(d)(e)	5/9/2024	3,300,000	3,313,266
Calera XXV, LLC (b)(d)(e)(g)	5/9/2024	7,950,000	7,982,406
CBLS Holdings, LLC (b)(e)	12/19/2024	10,359,254	10,000,000
Charger Investment , L.P. (b)(e)	9/30/2021	4,841,224	9,383,487
COP Lawn Services Inv, LLC (a)(b)(d)(e)(h)	11/18/2022	6,020,615	15,198,594
CP III NSW Co-Investment A, LLC (b)(e)(g)	12/13/2024	8,481,000	8,481,000
CP III NSW Co-Investment B, LLC (b)(e)	12/13/2024	4,000,000	4,000,000
CSC Tau Co-Invest Aggregator, L.P. (b)(e)	1/30/2025	15,022,450	15,000,000
CV HoldCo, LLC (a)(b)(e)	5/20/2024	10,595,775	10,551,211
Cynosure 2020 Co-Investment, LLC Series B (b)(e)(g)	9/30/2021	924,196	3,211,979
Gainline Tubing Co-Investment Holdings, LLC (b)(e)(g)	12/3/2024	5,209,200	5,000,000
Greenbriar Coinvest WPS, L.P. (b)(d)(e)	2/13/2023	5,314,659	5,248,227
IEM Parent, L.P. (a)(b)(e)	2/1/2023	5,774,264	87,524,336
Incline V RKD Co-Invest A, L.P. (b)(e)	8/16/2022	12,070,044	13,976,623
MDME Holdings, LLC (a)(b)(e)	8/3/2022	66,624	45,402
Medical Device Opportunities S.C.A. (a)(b)(d)(e)	6/29/2023	5,219,914	7,343,981
MFG Mellott Fund A, LLC (a)(b)(e)	9/9/2021	3,000,000	6,656,976
MiddleGround Checker Co-Invest Partners, L.P. (b)(e)	2/10/2022	11,894,611	12,966,036
MiddleGround Royal Palm Co-Invest Partners, L.P. (b)(e)	2/10/2022	7,827,169	17,981,346
MML Partnership Capital VII S.C.Sp. (a)(b)(e)	8/21/2023	10,000,000	11,756,757
North Acquisition, LLC (b)(e)(g)	7/27/2022	150,000	239,080
NS UPS A, LLC (b)(d)(e)	7/18/2024	4,798,296	4,810,798
NS UPS Investment, LLC (b)(d)(e)(g)	7/18/2024	1,859,340	1,864,916
OEP VIII Project Vector Co-Investment (b)(e)	12/20/2021	8,010,147	16,805,191

See Notes to Financial Statements.

Annual Report | March 31, 2025	5

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2025

	Acquisition
Description (continued)	Date	Cost	Fair Value
RCP Monte Nido Co-Investment Fund, L.P. (a)(b)(e)	8/24/2022	$17,479,687	$3,528,120
RCP Nats Co-Investment Fund, L.P. (b)(c)	3/18/2025	15,000,000	15,000,000
Ridgemont Equity Coinvest III AGP Blocker, L.P. (a)(b)(e)(i)	10/12/2021	4,545,455	10,645,488
SCP FCA Investments, LLC (b)(d)(e)(g)	6/6/2024	7,550,000	11,583,049
SPC Totalmed, LLC (b)(e)	3/10/2023	10,000,000	5,069,311
TPG Growth V Deacon, L.P. (b)(e)	12/22/2023	10,095,238	11,092,988
TPG Growth V Walkabout CI, L.P. (b)(e)(g)	9/19/2023	7,536,585	9,927,145
TRF Sagebrush Co-Invest, L.P. (b)(e)	11/1/2024	10,545,249	13,509,740
V-Co-Invest IV, L.P. (b)(e)	4/12/2024	5,050,000	5,021,316
V-Sky Co-Invest Aggregator II, L.P. (b)(e)	9/2/2021	5,007,539	5,077,583
Warrior Ultimate Holdings, LLC (b)(e)(g)	12/27/2024	6,500,000	6,500,000
WCI-BXC Investment Holdings L.P. (b)(e)	10/31/2023	13,136,583	12,925,597

Total Direct Equity		$299,123,784	$429,496,656

	Acquisition
Description	Date	Cost	Fair Value
Secondary Investments (42.58%)
ABRY Heritage Partners (Cayman AIV), L.P. (b)(d)(e)	3/28/2024	8,513	0
ABRY Heritage Partners II, L.P. (b)(d)(e)	3/28/2024	382,483	468,114
ABRY Heritage Partners, L.P. (b)(d)(e)	3/28/2024	259,266	565,750
ABRY Partners IX, L.P. (b)(d)(e)	9/30/2021	17,109,704	22,910,197
ABRY Partners VI, L.P. (b)(e)	3/28/2024	10,950	1,849
ABRY Partners VII, L.P. (b)(e)	12/31/2024	55,022	126,181
ABRY Partners VIII (Cayman AIV), L.P. (b)(e)	3/28/2024	56,728	110,211
ABRY Partners VIII, L.P. (b)(d)(e)	3/28/2024	382,114	417,213
Accel-KKR Capital Partners CV IV Strategic Fund, L.P. (b)(d)(e)	3/22/2022	4,805,089	5,547,384
American Securities VII (b)(d)(e)	6/30/2023	29,962,864	22,332,046
Apse Capital II L.P. (b)(e)	10/29/2024	17,139,623	20,548,362
Bain Capital Fund X, L.P. (b)(d)(e)	4/1/2024	100,323	77,433
Bain Capital Venture 2005, L.P. (b)(d)(e)	6/28/2024	29,569	26,668

See Notes to Financial Statements.

6	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2025

	Acquisition
Description (continued)	Date	Cost	Fair Value
Bain Capital Venture 2007, L.P. (b)(e)	6/28/2024	$453,144	$430,498
Bain Capital Venture 2012, L.P. (b)(e)	6/28/2024	671,447	761,675
Bain Capital Venture 2014, L.P. (b)(d)(e)	6/28/2024	941,709	1,003,730
Bain Capital Venture 2016, L.P. (b)(e)	6/28/2024	4,097,809	4,327,960
Bain Capital Venture Coinvestment Fund L.P. (b)(d)(e)	6/28/2024	166,437	256,785
Battery Ventures XI-A Side Fund, L.P. (b)(e)	1/7/2025	2,361,941	3,261,116
Battery Ventures XI-A, L.P. (b)(e)	1/7/2025	3,250,992	4,621,987
Battery Ventures XII Side Fund, L.P. (b)(d)(e)	9/30/2021	6,138,419	3,940,688
Battery Ventures XII, L.P. (b)(d)(e)	9/30/2021	9,722,167	8,471,236
Berkshire Fund IX, L.P. (b)(d)(e)(g)	9/30/2021	11,543,574	14,072,445
Berkshire Fund VIII, L.P. (b)(d)(e)	3/31/2023	5,905,443	2,983,563
Bregal Unternehmerkapital III-A SCSp (b)(d)(e)	9/30/2024	1,219,549	1,450,813
Centerbridge Capital Partners III, L.P. (b)(d)(e)(j)	3/28/2024	16,195,049	19,779,258
Charlesbank Equity Fund IX, L.P. (b)(d)(e)(g)	9/30/2021	7,305,361	10,580,046
COREalpha Private Equity Partners Co-Investment (b)(d)(e)	5/31/2024	4,034,306	5,108,550
EQT VII (No. 1) Limited Partnership (b)(d)(e)	3/28/2024	1,946,435	2,522,470
EQT VIII (No.1) SCSp (b)(d)(e)	3/28/2024	3,586,590	4,555,002
ForgePoint Cybersecurity Fund I, L.P. (b)(e)	1/4/2024	522,832	436,631
Francisco Partners V, L.P. (b)(d)(e)(j)	1/31/2024	2,212,764	2,678,517
Francisco Partners V-A, L.P. (b)(d)(e)	1/4/2024	523,377	603,681
Francisco Partners VI, L.P. (b)(d)(e)	1/4/2024	2,539,150	3,598,514
Francisco Partners VI-B, L.P. (b)(d)(e)	10/1/2024	2,111,978	2,476,576
FSN Capital Confluence L.P. (b)(d)(e)	7/22/2024	4,277,098	7,214,617
Gallant Capital Partners I-A, L.P. (b)(e)	10/1/2024	1,463,400	1,576,688
Genstar Capital Partners X, L.P. (b)(d)(e)	1/3/2024	823,277	950,566
GHO Capital Virtue, L.P. (b)(d)(e)	4/21/2022	8,659,451	7,763,748
Greycroft Partners II, L.P. (b)(d)(e)	1/17/2024	93,203	103,962
Hellman & Friedman Capital Partners VIII, L.P. (b)(d)(e)	9/30/2021	13,911,077	11,354,118
HGGC Fund II, L.P. (b)(d)(e)(g)	9/30/2021	5,086,216	7,555,239

See Notes to Financial Statements.

Annual Report | March 31, 2025	7

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2025

	Acquisition
Description (continued)	Date	Cost	Fair Value
HGGC Fund III, L.P. (b)(d)(e)	9/30/2021	$1,874,197	$5,751,999
Icon Partners III, L.P. (b)(d)(e)	7/12/2021	4,344,895	4,549
Icon Partners IV B, L.P (b)(d)(e)	7/12/2021	2,153,596	2,296,639
Insight Venture Partners IX, L.P. (b)(d)(e)	9/30/2021	23,906,977	17,789,620
Institutional Venture Partners XVI, L.P. (b)(e)	9/30/2021	2,735,394	1,730,489
Lakestar Growth I LP (b)(d)(e)	9/30/2021	968,453	1,209,675
Lakestar I LP (b)(e)	9/30/2024	70,210	79,623
Lakestar III LP (b)(d)(e)	9/30/2024	705,736	796,933
Lightyear Fund IV, L.P. (b)(d)(e)(g)	9/30/2021	6,236,988	8,750,555
Linden Capital Partners IV, L.P. (b)(d)(e)(j)	9/30/2023	6,813,373	10,901,483
Marlin Equity V, L.P. (b)(e)(j)	1/15/2025	2,863,563	3,192,530
NB Eclipse Fund LP (b)(d)(e)	9/30/2024	10,878,656	13,387,886
New Mountain Partners IV, L.P (b)(d)(e)(g)	9/30/2021	5,283,671	2,147,782
New Mountain Partners V, L.P. (b)(d)(e)(g)	9/30/2021	10,587,422	7,791,053
New Mountain Partners VI, L.P. (b)(d)(e)	1/4/2024	689,610	1,017,837
NewView Capital Special Opportunities Fund III, LP (b)(d)(e)	6/17/2024	10,591,366	12,814,864
Odyssey Investment Partners V, L.P. (b)(d)(e)(g)	9/30/2021	5,083,466	5,153,520
Pantheon Viking Co-Invest, L.P. (b)(d)(e)	9/29/2023	6,118,931	9,520,304
Platinum Equity Capital Partners IV, L.P. (b)(d)(e)	9/30/2021	9,507,139	7,314,906
Quad-C Partners IX, L.P. (b)(d)(e)(g)	9/30/2021	7,590,711	11,332,098
Ridgemont Equity Partners III, L.P. (b)(e)	1/14/2025	1,467,667	1,497,769
Searchlight Capital III PV, L.P. (b)(d)(e)	9/30/2024	1,430,115	1,682,941
Searchlight Captial CF SPK, L.P. (b)(d)(e)	11/14/2023	9,083,559	12,017,077
Silver Lake Partners V, L.P. (b)(d)(e)(j)	9/1/2023	13,006,408	9,744,149
Silver Oak CCS SPV, L.P. (b)(d)(e)	12/20/2021	1,974,239	3,948,478
Stepstone Capital Partners IV, L.P. (b)(d)(e)	9/30/2021	1,996,064	2,588,122
Tenex Capital Partners III, L.P. (b)(d)(e)	9/30/2024	1,209,975	1,598,936
Thoma Bravo Fund XII, L.P. (b)(d)(e)(j)	9/30/2023	13,129,376	10,704,250
Thoma Bravo Fund XII-A, L.P. (b)(d)(e)	1/4/2024	801,502	974,838
Thoma Bravo Fund XIII, L.P. (b)(d)(e)	9/30/2021	16,882,337	18,412,541
Thoma Bravo Fund XIV-A, L.P. (b)(d)(e)	1/4/2024	808,304	1,004,426
Thoma Bravo Fund XV, L.P. (b)(d)(e)	1/4/2024	657,798	981,507
Trinity Ventures 2024, L.P. (b)(e)	12/20/2024	9,162,263	12,775,613

See Notes to Financial Statements.

8	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2025

	Acquisition
Description (continued)	Date	Cost	Fair Value
Triton IV Continuation Fund SCSP (b)(d)(e)	4/25/2023	$6,893,322	$9,007,211
Triton IV US, L.P. (b)(d)(e)	7/29/2024	767,187	1,316,957
Triton V, L.P. (b)(d)(e)	4/2/2024	2,890,006	3,733,787
Vista Equity Partners Fund VII-A, L.P. (b)(e)	12/31/2024	5,548,959	6,357,352
Waud Capital Partners QP IV, L.P. (b)(d)(e)(g)	12/31/2021	9,958,068	11,728,747
Wind Point Partners AAV II, L.P. (b)(d)(e)	7/28/2023	2,579,387	1,176,554
Wind Point Partners AAV, L.P. (b)(d)(e)	7/8/2021	3,044,959	1,315,231
Wind Point Partners VIII-A, L.P. (b)(d)(e)(g)	9/30/2021	2,008,995	4,653,135

Total Secondary Investments		$416,371,287	$447,776,053

	Acquisition
Description	Date	Cost	Fair Value
Primary Investments (5.66%)
Audax Private Equity Origins Fund I, L.P. (b)(d)(e)	4/21/2022	5,422,593	5,436,619
Bansk Fund I-B, L.P. (b)(d)(e)	4/24/2023	10,005,116	15,577,322
Cynosure Partners III Offshore, L.P. (b)(e)	12/27/2024	4,564,675	4,968,398
FFL Parallel Fund V, L.P. (b)(d)(e)	5/6/2022	8,666,232	9,608,515
Gridiron Capital Fund V, L.P. (b)(d)(e)	3/31/2023	6,012,981	6,643,976
Kohlberg TE Investors X, L.P. (b)(d)(e)	7/31/2024	2,187,218	2,310,316
Norwest Mezzanine Partners, V, L.P. (b)(d)(e)	9/29/2023	205,455	164,647
One Equity Partners VIII, L.P. (b)(d)(e)	4/5/2022	9,326,289	14,607,122
WP COREalpha (Cayman) VII, L.P. (b)(d)(e)	6/20/2024	265,471	249,783

Total Primary Investments		$46,656,030	$59,566,698

Short-Term Investments (10.05%)	Cost	Fair Value
Fidelity Treasury Fund, Daily Money Class, 3.68%(c),(k)	760,340	760,340
Goldman Sachs Financial Square Government Fund – Institutional Class, 4.24%(c),(k)	101,567,976	101,567,976

See Notes to Financial Statements.

Annual Report | March 31, 2025	9

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2025

Short-Term Investments (10.05%) (continued)	Cost	Fair Value
Vanguard Federal Money Market – Investor Class, 4.23%(c),(k)	$3,332,199	$3,332,199

Total	105,660,515	105,660,515

Total Short-Term Investments	$105,660,515	$105,660,515

Total Investments (104.52%)	$926,075,568	$1,099,166,749
Liabilities In Excess of Other
Assets (4.52%)		(47,557,838)
Net Assets (100.00%)		$1,051,608,911

Investment Abbreviations:

SOFR-Secured Overnight Financing Rate

Rates:

3M US SOFR - 3 Month SOFR as of March 31, 2025 was 4.35%

(a)	Level 3 securities fair valued under procedures established by the Trustees, represent 20.70% of Net Assets. The total value of these securities is $217,731,699.
(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $993,506,234, which represents 94.47% of net assets as of March 31, 2025.
(c)	Income Producing security.
(d)	Investment has been committed to but has not been fully funded by the Fund at March 31, 2025. See Note 3 for total unfunded investment commitments.
(e)	Non-income producing security.
(f)	The Fund owns 500,000 Class A units.
(g)	All or a portion of this security is custodied with MVP Private Markets Fund (S), LLC at March 31, 2025.
(h)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
(i)	The Fund owns 4,545,455 subscriber units.

See Notes to Financial Statements.

10	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2025

(j)	All or a portion of this security is custodied with MVP Private Markets Sub-Fund, LLC at March 31, 2025.
(k)	The rate shown is the annualized 7-day yield as of March 31, 2025.

*	All securities are domiciled in the United States.

See Notes to Financial Statements.

Annual Report | March 31, 2025	11

Consolidated Statement
FS MVP Private Markets Fund	of Assets and Liabilities

As of March 31, 2025

ASSETS:
Investments, at fair value (Cost $926,075,568)	$1,099,166,749
Cash	10,324,952
Prepaid expenses and other assets	1,309,501
Interest income receivable	986,703
Foreign Currency, at value (Cost $857,265)	857,265
Receivable for shares sold	8,750
Total Assets	1,112,653,920

LIABILITIES:
Payable for investments purchased	10,074,425
Deferred tax liability	10,230,968
Payable for shares repurchased	33,069,049
Investment advisory fee payable	1,168,212
Incentive fee payable	4,770,538
Interest expense payable on credit facility	530,217
Other payables and accrued expenses	1,201,600
Total Liabilities(a)	61,045,009
Net Assets Attributable to Common Shareholders	$1,051,608,911

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Paid-in capital	842,822,523
Total distributable earnings	208,786,388
Net Assets Attributable to Common Shareholders	$1,051,608,911

Class A
Net Assets	$176,062,160
Shares of Beneficial Interest Outstanding	14,056,813
Net Asset Value	$12.53
Maximum offering price per share, based on maximum sales charge of 3.50% of the offering price)	$12.98
Class D
Net Assets	4,147,852
Shares of Beneficial Interest Outstanding	324,574
Net Asset Value	$12.78
Maximum offering price per share, based on maximum sales charge of 3.50% of the offering price)	$13.24
Class I
Net Assets	871,398,899
Shares of Beneficial Interest	67,707,740
Net Asset Value	$12.87

(a)	See preceding Note 3 regarding the Funds unfunded commitments to investments.

See Notes to Financial Statements.

12	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Statement of Operations

For the Year Ended March 31, 2025

INVESTMENT INCOME:
Interest income	$11,646,437
Dividends income	16,519,925
Lending income fees	62,309
Total Investment Income	28,228,671

EXPENSES:
Investment advisory fees	11,692,776
Incentive fees	12,290,933
Interest expense	3,670,061
Legal and audit fees	1,521,900
Fund accounting and administration fees	1,063,669
Other expenses	714,272
Distribution and services fees (Class A)	491,809
Amortization of deferred financing costs	430,969
Trustees' fees and expenses	120,000
Distribution and services fees (Class D)	5,400
Total Expenses	32,001,789
Net Investment Loss	(3,773,118)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	39,807,628
Foreign currency transactions	(1,739)
Net realized gain	39,805,889
Net change in unrealized appreciation	76,336,040
Net change in unrealized appreciation	76,336,040
Net realized and unrealized gain	116,141,929
Liability for taxes on realized/unrealized gain on investments	(3,618,961)

Net Increase in Net Assets from Operations	$108,749,850

See Notes to Financial Statements.

Annual Report | March 31, 2025	13

Consolidated Statements
FS MVP Private Markets Fund	of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2025	March 31, 2024
FROM OPERATIONS:
Net investment loss	$(3,773,118)	$(4,098,776)
Net realized gain on investments	39,805,889	28,488,826
Net change in unrealized appreciation on investments	76,336,040	37,160,881
Liability for taxes on realized/unrealized gain on investments	(3,618,961)	(2,970,648)
Net Increase in Net Assets from Operations	108,749,850	58,580,283

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A
From distributable earnings	–	(273)
From net realized gains	(1,624,949)	(480)
Class D
From distributable earnings	–	(273)
From net realized gains	(58,164)	(480)
Class I
From distributable earnings	–	(4,334,233)
From net realized gains	(17,020,519)	(7,613,236)
Net Decrease in Net Assets from Distributions to Common Shareholders	(18,703,632)	(11,948,975)

See Notes to Financial Statements.

14	www.fsinvestments.com

Consolidated Statements
FS MVP Private Markets Fund	of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2025	March 31, 2024
CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from shares sold	$160,140,410	$6,155,000
Cost of shares repurchased	(344,489)	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	1,618,282	754
Class D
Proceeds from shares sold	3,483,375	350,000
Cost of shares repurchased	–	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	21,763	754
Class I
Proceeds from shares sold	201,645,688	50,542,090
Cost of shares repurchased	(90,151,477)	(3,340,709)
Net asset value of common shares issued to shareholders from reinvestment of dividends	13,409,235	10,242,059
Net Increase from Capital Share Transactions	289,822,786	63,949,948
Redemption fees	–	1,485
Net Increase in Net Assets Attributable to Common Shareholders	379,869,004	110,582,741

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	671,739,907	561,157,166
End of year	$1,051,608,911	$671,739,907

See Notes to Financial Statements.

Annual Report | March 31, 2025	15

Consolidated Statements
FS MVP Private Markets Fund	of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2025	March 31, 2024
SHARE ACTIVITY
Class A
Shares sold	13,397,352	548,574
Shares issued in reinvestment of distributions	135,990	68
Shares repurchased	(28,612)	–
Class D
Shares sold	288,541	30,729
Shares issued in reinvestment of distributions	1,796	67
Class I
Shares sold	16,619,204	4,508,696
Shares issued in reinvestment of distributions	1,100,019	904,776
Shares repurchased	(7,104,096)	(294,495)

See Notes to Financial Statements.

16	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Statement of Cash Flows

For the Year Ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$108,749,850
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(307,087,594)
Proceeds from disposition of investments	104,016,016
Net proceeds from short term investments	(71,907,193)
Net discounts (accreted)/premiums amortized	(303,165)
Net realized gain on investments	(39,807,628)
Net change in unrealized appreciation on investments	(76,336,040)
(Increase)/Decrease in assets:
Interest income receivable	(203,528)
Prepaid expenses and other assets	460,523
Increase/(Decrease) in liabilities:
Interest expense due on credit facility	114,336
Incentive fee payable	3,615,533
Deferred tax liability	6,285,040
Current tax payable	(3,809,778)
Investment advisory fee payable	(393,620)
Other payables and accrued expenses	781,433
Net Cash Used in Operating Activities	(275,825,815)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on credit facility	(30,000,000)
Cost of shares repurchased - common shares, net of decrease in payable	(58,993,751)
Proceeds from common shares sold	365,260,723
Distributions paid to common shareholders, net of distributions reinvested	(3,654,352)
Net Cash Provided By Financing Activities	272,612,620

Net Decrease in Cash	(3,213,195)
Cash, beginning balance	$14,395,412
Cash, ending balance(a)	$11,182,217

Interest expense paid on credit facility	$3,555,725

(a)	Cash ending balance consists of US Cash $ 10,324,952 and foreign currency, at value $857,265.

See Notes to Financial Statements.

Annual Report | March 31, 2025	17

FS MVP Private Markets Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2025		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$11.42		$10.66		$10.49		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.24)		(0.13)		(0.26)		(0.10)
Net realized and unrealized gain on investments	1.61		1.11		0.77		0.59
Total Income in net assets from Operations	1.37		0.98		0.51		0.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	–		(0.08)		–		–
From net realized gains	(0.26)		(0.14)		(0.34)		–
Net decrease in net assets from distributions to common shareholders	(0.26)		(0.22)		(0.34)		–

Net asset value per common share - end of period	$12.53		$11.42		$10.66		$10.49

Total Return (b)	12.16%		9.24%		4.74%		4.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$176,062		$6,304		$37		$35
Ratio of expenses to average net assets	4.94	%(c)(d)	5.11	%(c)(d)	3.60	%(c)(d)	3.24	%(c)
Ratio of expenses to average net assets, excluding interest expense and tax	4.16	%(d)	4.50%		3.38%		3.24%
Ratio of net investment loss to average net assets	(2.00	%)(e)	(1.14	%)(e)	(2.30	%)(e)	(1.86	%)(e)
Portfolio turnover rate	2%		8%		3%		0	%(f)

See Notes to Financial Statements.

18	www.fsinvestments.com

FS MVP Private Markets Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

				For the Period
	For the	For the	For the	January 3, 2022
	Year Ended	Year Ended	Year Ended	(Commencement
	March 31,	March 31,	March 31,	of Operations) to
	2025	2024	2023	March 31, 2022
SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$ N/A	$30,000	$25,000	$ N/A
Asset coverage per $1,000 unit of indebtedness(g)	N/A	$23,391	$23,446	N/A

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.66% for the year ended March 31, 2025, 1.78% for the year ended March 31, 2024 and 0.14% for the period ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Includes Interest expense of 0.43% and 0.60% of average net assets for the year ended March 31, 2025 and March 31, 2024 respectively.
(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 1.66% for the year ended March 31, 2025, 1.78% for the year ended March 31, 2024 and 0.14% for the period ended March 31, 2023. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Annual Report | March 31, 2025	19

FS MVP Private Markets Fund – Class D	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

							For the Period
	For the		For the		For the		January 3, 2022
	Year Ended		Year Ended		Year Ended		(Commencement
	March 31,		March 31,		March 31,		of Operations) to
	2025		2024		2023		March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$11.60		$10.76		$10.51		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)		(0.09)		(0.19)		(0.08)
Net realized and unrealized gain on investments	1.51		1.15		0.78		0.59
Total Income in net assets from Operations	1.44		1.06		0.59		0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	–		(0.08)		–		–
From net realized gains	(0.26)		(0.14)		(0.34)		–
Net decrease in net assets from distributions to common shareholders	(0.26)		(0.22)		(0.34)		–

Net asset value per common share - end of period	$12.78		$11.60		$10.76		$10.51

Total Return (b)	12.58%		9.90%		5.40%		5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$4,148		$397		$37		$35
Ratio of expenses to average net assets	4.37	%(c)(d)	4.17	%(c)(d)	2.88	%(c)(d)	2.45	%(c)
Ratio of expenses to average net assets, excluding interest expense and tax	3.56	%(d)	3.57%		2.66%		2.45%
Ratio of net investment loss to average net assets	(0.57	%)(e)	(0.80	%)(e)	(1.53	%)(e)	(1.06	%)(e)
Portfolio turnover rate	2%		8%		3%		0	%(f)

See Notes to Financial Statements.

20	www.fsinvestments.com

FS MVP Private Markets Fund – Class D	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

				For the Period
	For the	For the	For the	January 3, 2022
	Year Ended	Year Ended	Year Ended	(Commencement
	March 31,	March 31,	March 31,	of Operations) to
	2025	2024	2023	March 31, 2022
SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$ N/A	$30,000	$25,000	$ N/A
Asset coverage per $1,000 unit of indebtedness(g)	N/A	$23,391	$23,446	$ N/A

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.52% for the year ended March 31, 2025, 1.37% for the year ended March 31, 2024 and 0.20% for the period ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Includes Interest expense of 0.43% and 0.60% of average net assets for the year ended March 31, 2025 and March 31, 2024 respectively.
(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 1.52% for the year ended March 31, 2025, 1.37% for the year ended March 31, 2024 and 0.20% for the period ended March 31, 2023. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Annual Report | March 31, 2025	21

FS MVP Private Markets Fund	Class I Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

							For the Period
	For the		For the		For the		January 3, 2022
	Year Ended		Year Ended		Year Ended		(Commencement
	March 31,		March 31,		March 31,		of Operations) to
	2025		2024		2023		March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$11.65		$10.78		$10.51		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)		(0.08)		(0.16)		(0.07)
Net realized and unrealized gain on investments	1.52		1.17		0.77		0.58
Total Income in net assets from Operations	1.48		1.09		0.61		0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	–		(0.08)		–		–
From net realized gains	(0.26)		(0.14)		(0.34)		–
Net decrease in net assets from distributions to common shareholders	(0.26)		(0.22)		(0.34)		–

Net asset value per common share - end of period	$12.87		$11.65		$10.78		$10.51

Total Return (b)	12.87%		10.16%		5.69%		5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$871,399		$665,038		$559,754		$454,080
Ratio of expenses to average net assets	4.07	%(c)(d)	3.53	%(c)(d)	2.72	%(c)(d)	2.23	%(c)
Ratio of expenses to average net assets, excluding interest expense and tax	3.22	%(d)	2.93%		2.49%		2.23%
Ratio of net investment loss to average net assets	(0.30	%)(e)	(0.67	%)(e)	(1.30	%)(e)	(0.81	%)(e)
Portfolio turnover rate	2%		8%		3%		0	%(f)

See Notes to Financial Statements.

22	www.fsinvestments.com

FS MVP Private Markets Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

				For the Period
	For the	For the	For the	January 3, 2022
	Year Ended	Year Ended	Year Ended	(Commencement
	March 31,	March 31,	March 31,	of Operations) to
	2025	2024	2023	March 31, 2022
SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$ N/A	$30,000	$25,000	$ N/A
Asset coverage per $1,000 unit of indebtedness(g)	N/A	$23,391	$23,446	N/A

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.41% for the year ended March 31, 2025, 1.03% for the year ended March 31, 2024 and 0.25% for the period ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Includes Interest expense of 0.43% and 0.60% of average net assets for the year ended March 31, 2025 and March 31, 2024 respectively.
(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 1.41% for the year ended March 31, 2025, 1.03% for the year ended March 31, 2024 and 0.25% for the period ended March 31, 2023. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Annual Report | March 31, 2025	23

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

1. ORGANIZATION

FS MVP Private Markets Fund, (the "Fund") was organized as a Delaware statutory trust on April 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Portfolio Advisors, LLC (the "Adviser"), a subsidiary of FS Investments. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisors Act") and was organized as a limited liability company under the laws of the State of Connecticut on June 19, 1997. Effective July 23, 2024, FS Global Advisor, LLC (the "Sub-Adviser"), serves as a non-discretionary sub-adviser to a portion of the Fund's assets invested in direct credit, as allocated by the Adviser.

The Fund commenced operations on January 3, 2022 ("Commencement of Operations"). Simultaneous with the Commencement of Operations, the MVP Private Markets, L.P. (the "Predecessor Fund"), through a tax-free reorganization, transferred investments, cash and other assets into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the conversion, the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a diversified portfolio of private market investments, with a focus on investments in mid-sized companies domiciled in the United States. The Fund will seek to achieve its investment objective through a mix of investments (the "Fund Investments") that are predominantly comprised of private equity, and to a lesser extent private credit. Fund investments are expected to primarily consist of the following:

●	direct investments in the equity or debt of target companies and other private assets (i.e. assets that are not traded on a public securities exchange) ("Direct Investments"), typically together with third-party managers ("Sponsors");
●	purchases of existing interests in private equity or private credit funds ("Portfolio Funds") and other private assets managed by Sponsors ("Secondary Investments");
●	subscriptions for new interests in Portfolio Funds ("Primary Investments"); and
●	short-term and liquid investments, including money market funds, short term treasuries, and/or other liquid investment vehicles.

Subject to applicable law and regulation, the Fund may gain exposure through a direct investment in a targeted investment entity or indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties.

Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ("Private Market Assets"). For purposes of this policy, Private Market Assets include Direct Investments, Portfolio Funds, Secondary Investments, and Primary Investments.

The Board of Trustees (the "Board") has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

24	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

The Fund offers three separate classes of shares of beneficial interest ("Shares") designated as Class A Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price per share at the Commencement of Operations was $10.00 per share. Thereafter, the purchase price per share was based on the net asset value per share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share.

The minimum initial investment in the Fund for Class A Shares and Class D Shares is $50,000, and the minimum initial investment for Class I Shares is $1,000,000 except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $5,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Investments in Class A Shares and Class D Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced (in whole or in part). The full amount of sales charge may be reallowed to brokers or dealers participating in the offering.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment.

The accompanying consolidated financial statements of the Fund have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Consolidation of Subsidiaries: The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity, which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

Annual Report | March 31, 2025	25

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

As of March 31, 2025, there are three active subsidiaries: MVP Private Markets Sub-Fund LLC (the “Sub-Fund”), MVP Private Markets Fund (Holdco) LLC (the "Holdco") and MVP Private Markets Fund (S) LLC all formed in Delaware. These Subsidiaries have the same investment objective as the Fund. The consolidated financial statements of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

As of March 31, 2025, the total value of investments held by the Sub-Fund is $138,554,195 or approximately 12.78% of the Fund's net assets.

As of March 31, 2025, the total value of investments held by MVP Private Markets Fund (S) LLC are $64,883,290 or approximately 5.98% of the Fund's net assets. Both the Sub-Fund and MVP Private Markets Fund (S) LLC are wholly owned subsidiaries of the Holdco which is a disregarded entity for financial reporting purposes.

Federal Tax Information: The Fund has elected to be treated, and qualifies as a regulated investment company ("RIC") under Internal Revenue Code of 1986, as amended (the "Code"). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses if any, and 90% of the Fund's net tax-exempt income. The Fund has adopted a tax-year end of September 30. The Fund’s tax year will be the 12-month period ending on September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2025, the tax years ended September 30, 2024 and September 30, 2023 are subject to examination by the major tax jurisdictions as the statute of limitations are the previous three tax years.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than- not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the fiscal year ended March 31, 2025, the Fund did not incur any interest or penalties.

The Sub-Fund is taxed as a C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

26	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund's after tax performance would be impacted.

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely on estimates to determine the deferred tax liability and the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

	Period ended March 31, 2025
	Current	Deferred	Total
Federal	$531,287	$2,336,569	$2,867,856
State	139,147	611,958	751,105
Total tax expense	$670,434	$2,948,527	$3,618,961

Components of the Fund’s tax liability are as follows:

As of March 31, 2025
Tax liability:
Net investment income	$112,509
Realized gain on investment securities	3,224,003
Net unrealized gain on investment securities	6,894,456
Net Tax Liability	$10,230,968

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Cash: The Fund’s cash is maintained with high credit quality financial institutions. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Annual Report | March 31, 2025	27

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Investment Transactions: Investment transactions are accounted for on a trade-date basis. The Fund accounts for realized gains and losses from its Portfolio Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on an accrual basis. Distributions from Portfolio Funds will be received as underlying investments of the Portfolio Funds are liquidated. Distributions from Portfolio Funds occur at irregular intervals, and the timing may vary. It is estimated that distributions will occur over the life of the Portfolio Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in portfolio funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

28	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

The three-tier hierarchy of inputs is summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 —	inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 —	significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. The Fund may not be able to resell some of its investments for extended periods, which may be several years. The Fund may invest in primary and secondary investments. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The Fund calculates its net asset value as of the close of business on the last business day of each month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset value of Class A Shares, Class I Shares and Class D Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares, Class I Shares and Class D Shares will vary over time due to the different fees and expenses applicable to each class.

The Board has approved valuation procedures for the Fund (the “Valuation Policy”), and has approved the delegation of the day-to-day work of determining fair values and pricing responsibility for the Fund to the Adviser as the Fund’s Valuation Designee, subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification ASC 820 — Fair Value Measurements and Disclosures.

The Valuation Policy provides that the Fund will value its Fund Investments at fair value.

Annual Report | March 31, 2025	29

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price, subject to adjustment based on potential restrictions on the transfer or sale of such securities.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation and trading volume in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of Direct Investments, the Valuation Designee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the relevant Portfolio Companies or other business counterparties.

Secondary Investments and Primary Investments in Portfolio Funds are generally valued based on the most recent net asset value reported by the associated Sponsor taking into account the subsequent cash flow activity with respect thereto as set forth below, provided that if the Valuation Designee concludes in good faith that the most recent net asset value reported by a Sponsor does not represent fair value, the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Designee applies valuation methodologies as outlined above. Any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Sponsor until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Sponsor.

Notwithstanding the above, Sponsors may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and other investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Valuation Designee will not be able to confirm independently the accuracy of valuations provided by the Sponsors (which are generally unaudited).

Determining the fair value of investments for which market values are not readily available is necessarily subject to incomplete information, reporting delays and many subjective judgments; accordingly, fair value determinations made by the Valuation Designee should be considered as estimates. Due to the inherent uncertainty involved in such determinations, the reported fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

30	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Prospective investors should be aware that situations involving uncertainties as to the value portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2025:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Direct Credit	$–	$–	$56,666,827	$56,666,827
Direct Equity	–	–	161,064,872	429,496,656
Secondary Investments	–	–	–	447,776,053
Primary Investments	–	–	–	59,566,698
Short Term Investments	105,660,515	–	–	105,660,515
Total	$105,660,515	$–	$217,731,699	$1,099,166,749

Direct Equity, Primary and Secondary Investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $775,774,535 are excluded from the fair value hierarchy as of March 31, 2025.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Credit	Direct Equity	Total
Balance as of March 31, 2024	$68,559,086	$75,612,284	$144,171,370
Accrued discount/ premium	318,830	–	318,830
Return of Capital	–	(1,068,792)	(1,068,792)
Realized Gain/(Loss)	52,497	–	52,497
Change in Unrealized Appreciation/(Depreciation)	(1,442,084)	71,441,441	69,999,357
Purchases	424,418	11,551,819	11,976,237
Sales Proceeds	(11,245,919)	–	(11,245,919)
Transfer into Level 3	–	3,528,120	3,528,120
Transfer out of Level 3	–	–	–
Balance as of March 31, 2025	$56,666,827	$161,064,872	$217,731,699
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2025	$(541,271)	$71,441,441	$70,900,170

Annual Report | March 31, 2025	31

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2025:

Asset Class	Fair Value at March 31, 2025	Valuation Techniques	Unobservable Input	Range of Input	Weighted Average of Input		Impact to Valuation from an Increase in Input
Direct Credit	$38,299,240	Relevant Value Analysis	Yield to Maturity	7.2% – 20.9%	14.6%		Decrease
Direct Credit	18,367,587	Recent transaction	N/A	N/A	N/A		N/A
Direct Equity	161,064,872	Market Comparable Companies	EBITDA Multiple	6.8x – 17.0x	12.5	x	Increase

The Fund’s investments in Portfolio Funds, along with their corresponding unfunded commitments and other attributes, as of March 31, 2025, are briefly summarized in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Control investments in established companies	$683,857,477	$123,036,430	Up to 10 Years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	74,917,186	5,919,502	Up to 10 Years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	16,999,857	6,180,538	Up to 10 Years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

As of March 31, 2025, the Fund had outstanding unfunded investment commitments totaling $135,136,470.

32	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

For the fiscal year ended March 31, 2025, total purchases and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $279,923,628 and $10,939,909, respectively.

The Portfolio Funds in which the Fund invests generally charge a management fee of 1% to 2% (annualized) and approximately 10% to 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of March 31, 2025.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions— particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Fund may make include:

Primary Investments. Primary investments are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Annual Report | March 31, 2025	33

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or credit. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct credit investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

4. RELATED PARTY TRANSACTIONS

As of March 31, 2025, the Fund and the Sub-Fund had no investments in Portfolio Funds that were related parties.

5. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS, INCLUDING DISTRIBUTION AND SERVICING FEE

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser an Investment Advisory Fee (the “Management Fee”) computed and payable quarterly, at a quarterly rate of 0.3125% (1.25%, on an annualized basis) of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents, as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be computed as of the last day of each calendar quarter and will be due and payable in arrears within fifteen business days after the end of such calendar quarter. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the fiscal year ended March 31, 2025 the Adviser earned $11,692,776 of Management Fee, which is reported on the Consolidated Statement of Operations, of which $1,168,212 was payable as of March 31, 2025 and is reported in “Investment advisory fee payable” on the Consolidated Statement of Assets and Liabilities.

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term "net profits" means the amount by which the net asset value ("NAV") of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund will maintain a memorandum account (the "Loss Recovery Account"), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. During the fiscal year ended March 31, 2025 the Adviser earned $12,290,933 of Incentive Fee, of which $4,770,538 was payable as of March 31, 2025 and is reported in “Incentive fee payable” on the Consolidated Statement of Assets and Liabilities.

34	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses incurred in connection with the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the due diligence, purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating, selling and reporting upon Fund Investments (whether or not such investments are consummated), expenses of transactions not completed; break-up fees, expenses incurred by the Fund as a result of a default, a transfer, withdrawal or removal, legal expenses and recording fees and expenses including, but not limited to, amendments, consents and modifications, jurisdictional filings, regulatory fees and related expenses incurred by the Fund, the Adviser, or any affiliates thereof, investment structuring (including fees, expenses and costs incurred in connection with forming and maintaining subsidiary investment vehicles), corporate actions, round-trip travel, lodging, meals and other incidentals associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs, expenses related to other third-party service providers, the Investment Management Fee, the Incentive Fee and the Administration Fee (defined below); brokerage commissions; escrow agent fees and expenses, all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees, costs and expenses for services rendered on behalf of the Fund (including, without limitation, expenses of consultants, experts and specialists, all research, market analysis, data (including Bloomberg fees, research and software expenses (including without limitation, software licensing fees) and other expenses incurred in connection with data services providing price feeds, news feeds, securities and company information and company fundamental data) and related expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund and compliance, operations and/or management matters relating to the Fund), including foreign counsel and secondees of third-party law firms and temporary legal staffing firms (any of which may be short-term and/or long-term arrangements); accounting, auditing and tax preparation fees and expenses; fees and expenses incurred in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; any costs and expenses to ensure ongoing compliance with the laws of various jurisdictions or applicable regulations (including, but not limited to, costs and expenses to obtain exemptions, maintain qualifications, satisfy any regulatory or other jurisdiction fees, such as filing, notice and registration fees, as well as costs and expenses relating to the preparation and filing of regulatory filings, including any costs and expenses relating to any registrations of the Adviser and its affiliates relating to the Fund’s activities, including any costs and expenses relating to any registrations (or maintenance thereof); costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

Annual Report | March 31, 2025	35

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

FS Global Advisor, LLC (the “Sub-Adviser”), an investment adviser registered with the SEC under the Advisers Act, serves as a non-discretionary sub-adviser for the Fund pursuant to an investment sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages a portion of the Fund’s assets invested in the senior credit strategy, as allocated by the Adviser. The Sub-Adviser has no involvement in investment decisions, any related negotiations or the finalization of any investment. All investment decisions for the Fund are made exclusively by the Adviser.

The Adviser, pursuant to an expense limitation agreement (the "Expense Limitation Agreement") has contractually agreed to reduce its fees and/or absorb expenses of the Fund, if required to ensure that total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and Incentive Fee) will not exceed 2.00%, 1.00% and 1.25% of the Fund’s average daily net assets, respectively for Class A, Class I and Class D Shares, respectively (the "Expense Limit"). The Expense Limitation Agreement is in effect until June 30, 2025, and will automatically renew thereafter for up to two additional consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The agreement was renewed for an additional year at the May board meeting. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed or (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board. To date, total annual expenses have not exceeded the caps set forth for any of the share classes.

36	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

The Independent Trustees, as defined by the 1940 Act, receive an annual retainer of $55,000 (prorated for partial years). The Board Chairman, Nominating Committee Chairman and Audit Committee Chairman, each receive an additional $5,000 per year. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. For the fiscal year ended March 31, 2025, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

During the fiscal year ended March 31, 2025, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $34,803, which is reported in “other expenses” on the Consolidated Statement of Operations.

ALPS Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund providing administrative services, and assisting with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"). The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser with the Adviser’s consent. In consideration for these services, the Administrator is paid a fee that is calculated daily and billed monthly and based upon the Fund’s Average Daily Fund Assets (defined as the Fund’s total assets, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), subject to a minimum annual fee (the "Administration Fee"). For the fiscal year ended March 31, 2025 the total administration fees were $1,063,669, which are reported in “Fund accounting and administration fees” on the Consolidated Statement of Operations, of which $274,223 was payable and is reported in “other expenses” on the Consolidated Statement of Assets and Liabilities at March 31, 2025.

ALPS Distributors, Inc. (the "Distributor") acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and the Distributor. The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class D Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to a maximum of 0.70% per year on Class A Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the "Distribution and Servicing Fee") to the Fund’s Distributor and/or other qualified recipients.

6. OFFERING COSTS

Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12 month period. Such costs include registration fees, legal fees, and fees relating to the initial registration statement. Costs incurred by the Fund in connection with its offering will be advanced by the Adviser subject to repayment.

Annual Report | March 31, 2025	37

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

7. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the tax year ended September 30, 2024, the following reclassifications were recorded to reflect tax character. These differences had no effect on operations or net assets and were primarily attributed to reversing sub-fund consolidating entry, partnership basis adjustments, and non-deductible expenses.

Paid in Capital	Total Distributable Earnings
$(8,843,404)	$8,843,404

The tax character of distributions paid during the tax year ending September 30, 2024 was long-term capital gains $7,479,589 and short-term capital gains of $4,469,396.

The tax character of distributions will be evaluated once paid after the tax year ending September 30, 2025. No distributions had been paid for the six month period ended September 30, 2024. The tax character of distributions paid through March 31, 2025 for the tax year ending September 30, 2025 was long-term capital gains of $18,703,632.

As of September 30, 2024, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital gains/(losses)	Net unrealized appreciation/(depreciation) on investments	Undistributed net investment income	Other cumulative effect of timing differences	Total
$1,926,641	$145,031,971	$2,072,050	$(235,659)	$148,795,003

As of March 31, 2025, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$272,991,059	$(60,218,114)	$212,772,946	$886,393,803

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to investments in partnerships.

The cost of investments in Portfolio Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Portfolio Funds as to the amounts of taxable income allocated to the Fund as of March 31, 2025.

38	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

8. CREDIT FACILITY

The Fund and the Sub-Fund, are party to a $120,000,000 secured revolving credit facility with Nomura Corporate Funding Americas, LLC ("Nomura Credit Facility") subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Nomura Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Fund and the Sub-Fund. Assets securing the Nomura Credit Facility held by the Fund and the Sub-Fund are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Sub-Fund are also required to comply with various covenants, reporting requirements and other customary requirements. As of March 31, 2025, the Fund and the Sub-Fund were in compliance in all material respects with the terms of the Nomura Credit Facility.

For the fiscal year ended March 31, 2025, the Nomura Credit Facility bore interest at SOFR plus a spread of 3.25% and was subject to an unused commitment fee of 1.35%. As of March 31, 2025, there was no outstanding balance under the Nomura Credit Facility. At March 31, 2025 interest payable on the Credit Facility is $530,217 and is presented in the Consolidated Statement of Assets and Liabilities.

For the fiscal year ended March 31, 2025, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Nomura Credit Facility were as follows:

For the fiscal year ended March 31, 2025
Credit facility interest expense	$2,079,560
Credit facility unfunded commitment fee	1,590,501
Amortization of deferred financing costs	430,969
Total credit facility expense	$4,101,030
Average stated interest rate	8.15%
Average outstanding balance	$24,739,726

9. SIGNIFICANT SHAREHOLDER

As of March 31, 2025, the Fund had a shareholder that holds 39.77% of the outstanding shares of the Fund.

10. REPURCHASES

No shareholder (or other person holding Shares acquired from a shareholder) will have the right to require the Fund to redeem or repurchase its Shares. To provide a limited degree of liquidity to shareholders, the Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

Annual Report | March 31, 2025	39

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. In determining whether the Fund should offer to repurchase Shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 worth of Shares in the case of Class A Shares, $100,000 worth of Shares in the case of Class I Shares and $25,000 worth of Shares in the case of Class D Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any shareholder.

During the fiscal year ended March 31, 2025, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of the Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the December 6, 2024, and March 7, 2025, Repurchase Request Deadlines were honored in their full amounts. The results of the aforementioned repurchase offers were as follows:

	Tender Offer #1	Tender Offer #2	Tender Offer #3	Tender Offer #4
Commencement Date	May 03, 2024	August 02, 2024	November 01, 2024	February 03, 2025
Repurchase Request Deadline	June 05, 2024	September 06, 2024	December 06, 2024	March 07, 2025
Repurchase Pricing Date	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Dollars Repurchased	$ 1,082,351	$ 27,281,639	$ 27,081,569	$ 32,778,591
Shares Repurchased	90,649	2,292,266	2,193,558	2,546,899

11. INDEMNIFICATION

The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

40	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

12. PRINCIPAL RISK FACTORS

Market Disruption and Geopolitical Risks. Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and conflicts in the Middle East), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is monitoring these events.

Economic Downturn or Recession. Many of the Fund's investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund's non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund's portfolio and a decrease in the Fund's revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund's funding costs, limit the Fund's access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund's operating results.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although (i) the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and (ii) the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

Annual Report | March 31, 2025	41

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Non-Diversified Status. The Fund is a "non-diversified" management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Limited Operating History of Fund Investments. Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investments will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified.

Identification of Investments. Identification of attractive investment opportunities by the Adviser or Sub-Adviser involves a high degree of uncertainty. The success of the Fund depends on the availability of appropriate investment opportunities and the ability of the Adviser or Sub-Adviser to identify, select, gain access to and consummate appropriate investments. The availability of investment opportunities for the Fund generally will be subject to market conditions and the ability of the Adviser or Sub-Adviser to locate investments that are available for purchase at attractive prices. There can be no assurance that suitable investments will be available, that the Fund will be able to choose, make and realize investments in any particular company, Portfolio Fund or other investment, or that the Fund will be able to fully invest its capital. The Fund may be unable to invest on acceptable terms within the time period that the Fund anticipates or at all. To the extent that any portion of the Fund’s capital is not invested, or is subject to delay before being invested, the potential return of the Fund will be diminished.

42	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Derivative Instruments. Some or all of the Sponsors (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Sponsors could present significant risks, including the risk of losses in excess of the amounts invested.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in various companies, ventures and businesses ("Portfolio Companies"). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Similarly, certain Secondary Investments may require the Fund to make a concurrent primary commitment to a new Portfolio Fund, which commitment the Adviser may consider to be less attractive than the other assets to be acquired. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Annual Report | March 31, 2025	43

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Non-U.S. Investments. The Fund and the Portfolio Funds may invest in securities of companies and other issuers located outside of the United States. Investing outside of the United States involves certain considerations not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the securities markets in certain countries; differing laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; government policies that may restrict the Fund’s investment opportunities; and accounting and financial reporting standards that may not be as high as comparable U.S. standards. The Fund and the Portfolio Funds may be unable to structure any such non-U.S. transactions to achieve the intended results or to sufficiently mitigate risks associated with such markets.

Market Events Risk. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s or a Portfolio Fund’s ability to access depository accounts. In such cases, the Fund or a Portfolio Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund or a Portfolio Fund or other Fund Investment holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund or a Portfolio Fund or other Fund Investment may not recover such excess, uninsured amounts.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

44	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Concentration of Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in Portfolio Funds or other investments managed by a particular Sponsor or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may have significant exposure in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times have significant exposure to certain managers, industries and/or individual companies. Such significant exposure could offer a greater potential for capital appreciation as well as increased risk of loss. Such significant exposure may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Currency Risk. The Fund’s portfolio may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible, practicable or cost-effective to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by Sponsors of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Sponsors. In this regard, a Sponsor may face a conflict of interest in valuing the securities, as their value may affect the Sponsor’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. Subject to its oversight, the Board has delegated responsibility for the day-to-day valuation and pricing responsibility for the Fund to the Adviser, Portfolio Advisors, LLC (the “Valuation Designee”). The valuation of the Fund’s investments will be performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures; but the Adviser may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, no assurance can be given regarding the valuation methods or the sufficiency of inputs utilized by Sponsors. The Fund has engaged the services of a third-party valuation services vendor to assist its valuations of certain Fund Investments.

Annual Report | March 31, 2025	45

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

A Sponsor’s information could be inaccurate due to fraudulent activity, misevaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Sponsor’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Sponsors could have a material adverse effect on the Fund if a Sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not invest in the Fund.

Interest Rate Risk. The Fund and the Fund Investments are subject to financial market risks, including changes in interest rates. General interest rate fluctuations, including in particular rapidly rising interest rates, may have a substantial negative impact on the Fund Investments and the Fund. For example, certain Fund Investments may have exposure to floating rate loans. In the event of a significant rising interest rate environment, borrowers with such loans could see their payments increase, which could lead to a significant increase in defaults. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with exposure to fixed-rate loans may decline in value because they are locked in at below market yield. In addition, an increase in interest rates would make it more expensive to use debt for the financing needs of the Fund and the Fund Investments, if any.

Other Risks. The impairmen or failure of one or more banks with whom the Fund transacts may inhibit the Fund's ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation ("FDIC") protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

46	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2025

13. REORGANIZATION INFORMATION

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. The tax-free reorganization was accomplished at close of business on December 31, 2021. The reorganization was accomplished by the following tax-free exchange in which shareholders of the Predecessor Fund received 37,053,954 shares, with a net asset value per share of $10.00, of the Fund. For financial reporting purposes, the assets received and shares issued were recorded at fair value, and the cost of investments was carried forward to align to ongoing reporting of the Fund’s realized and unrealized gains/losses with amounts distributable for tax purposes.

14. SUBSEQUENT EVENTS

There are no material subsequent events which require disclosure in the consolidated financial statements.

Annual Report | March 31, 2025	47

Report of Independent
FS MVP Private Markets Fund	Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

FS MVP Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of FS MVP Private Markets Fund (the “Fund”) as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended March 31, 2025, 2024, and 2023, and the period January 3, 2022 (commencement of operations) through March 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodians and private investment counterparties; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 30, 2025

48	www.fsinvestments.com

FS MVP Private Markets Fund	Fund Management

March 31, 2025 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at 1 (844) 663-0164 or by writing to the Fund, c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203.

Name, Year of Birth, Address, and Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships** Held by Trustee
INDEPENDENT TRUSTEES
Kent Misener, 1952, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Trustee	Since inception	Chief Investment Officer (since 2015) at Able & Strong Advisors, Inc (f/k/a Verapath Global Investing LLC) (investment advisory firm).	1	Longleaf Partners Funds Trust (4 portfolios) (registered investment company); keystone Private Income Fund (registed investment company)
Taylor Nadauld, 1978, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Chairman and Trustee	Since inception	Professor of Finance (since 2009) at Brigham Young University.	1	None
Bruce Cundick, 1949, c/o 9 Old Kings Highway South, Darien, Connecticut, 06820, Trustee	Since May 2022	Chief Investment Officer (since 2001) At Utah Retirement Systems. Senior Advisor (since 2023) at PEO Partners (private equity liquid alternatives firm).	1	None
INTERESTED TRUSTEES AND OFFICERS
Brooks Lindberg, 1972, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Trustee	Since inception	Managing Director (since 2020) at Portfolio Advisors, LLC; Private investor (2016-2020).	1	N/A

Annual Report | March 31, 2025	49

FS MVP Private Markets Fund	Fund Management

March 31, 2025 (Unaudited)

Name, Year of Birth, Address, and Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships** Held by Trustee
INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
Scott Higbee, 1973, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, President	Since inception	Managing Director (since 2020) at Portfolio Advisors, LLC; Senior Managing Director (2015-2020) at Goldpoint Partners (private equity firm).	N/A	N/A
Daniel Iamiceli, 1970, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Treasurer	Since inception	Chief Financial Officer-Funds (since 2017) at Portfolio Advisors, LLC; Head of Fund Operations-Alternatives, Americas (2015-2017) at Aberdeen Asset Management	N/A	N/A
Daniel Dwyer, 1970, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Secretary	Since inception	Chief Compliance Officer (since 2013) at Portfolio Advisors, LLC.	N/A	N/A
Ted Uhl c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Chief Compliance Officer	Since inception	Director and Fund Chief Compliance Officer (since 2010) at SS&C ALPS Fund Services, Inc.; Senior Rick Manager (since 2006) at SS&C ALPS Fund Services, Inc.	N/A	N/A

*	Each Trustee serves an indefinite term, until his successor is elected.
**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

50	www.fsinvestments.com

FS MVP Private Markets Fund	Other Information

March 31, 2025 (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 844-663-0164 and on the SEC’s website at https://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 844-663-0164 or (ii) by visiting the SEC’s website at https://www.sec.gov.

RESULTS OF SHAREHOLDER MEETING

A special meeting of shareholders of the Fund was held on July 22, 2024.

The matters voted on by shareholders of record as of May 29, 2024 and the results of the vote at the shareholder meeting held on July 22, 2024 are as follows:

1.	A proposal to approve a new investment sub-advisory agreement between Portfolio Advisors LLC (the “Adviser”) and FS Global Advisor, LLC.

Affirmative	Against	Abstain	Total
42,298,187	16,664	0	42,314,851

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at 844-663-0164.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of the Fund (the “Board”) held on May 20, 2024, the entire Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), (the “Independent Trustees”), discussed and approved the New Investment Sub-Advisory Agreement (the “Agreement”) between Portfolio Advisors LLC (the “Investment Manager”) and FS Global Advisor, LLC (the “Sub-Adviser”), and determined to recommend that Shareholders approve the Agreement. In considering information relating to the approval of the Agreement, the Independent Trustees received assistance and advice from their independent legal counsel, which had provided the Independent Trustees with a written description of their responsibilities in considering the Agreement.

Independent legal counsel, on behalf of the Independent Trustees, had previously requested a variety of information from the Sub-Adviser, which the Sub-Adviser had provided to the Board in advance of the May 20th meeting. At that meeting, the Independent Trustees met in executive session with their independent legal counsel, at which no representative of either the Investment Manager or Sub-Adviser was present.

Annual Report | March 31, 2025	51

FS MVP Private Markets Fund	Other Information

March 31, 2025 (Unaudited)

In making the decision to approve the Agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the primary factors taken into account by the Board in approving the Agreement. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by the Sub-Adviser. The Board considered the materials provided describing the services to be provided by the Sub-Adviser to the Fund, as well as their conversations with the Investment Manager on behalf of the Sub-Adviser. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things, that: the team at the Investment Manager which is currently providing advice to the Fund on the senior credit portion of the Fund’s portfolio would continue to do so as the Sub-Adviser for the portion of the Fund’s assets subject to a senior credit strategy, as allocated by the Adviser (the “Account”); the team was moving their place of employment to the Sub-Adviser, an affiliate of the Investment Manager, solely for business reasons to seek to achieve better economies of scale in the management of the senior credit asset class; the Sub-Adviser would serve as a non-discretionary investment sub-adviser, with the Investment Manager maintaining responsibility for making all final investment decisions on behalf of the Fund with respect to the Account; the Investment Manager would have oversight responsibilities over the Sub-Adviser and would be paying the Sub-Adviser’s fee with no additional costs to the Fund; and there would otherwise be no changes in how the Fund is managed or administered.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by the Sub-Adviser, as well as the Sub-Adviser’s ability to render such services based on its experience, operations, and resources.

Comparison of the fees to be charged by the Sub-Adviser. The Board considered the Sub-Adviser’s proposed sub-advisory fee structure, noting that the Investment Manager was proposing to pay the Sub-Adviser for managing the Account and was proposing to do so at the same fee level that the Investment Manager currently receives. In addition, the Board compared these proposed fees to the fees that the Sub-Adviser charges to pooled investment vehicles that invest in senior credit, and noted that the proposed fees are generally in line with the fees of those vehicles. Accordingly, the Board determined that the fees proposed to be paid to the Sub-Adviser under the Agreement were reasonable.

Performance. The Board took into account the fact that the team that currently manages the senior credit portion of the Fund would manage the Account at the Sub-Adviser on a non-discretionary basis. In addition, the Board reviewed the performance of the Sub-Adviser in managing senior credit pooled investment vehicles, and noted that the Sub-Adviser’s historical performance in that asset class is generally comparable with the performance of the team in managing the senior credit portion of the Fund. Accordingly, the Board determined that the Sub-Adviser is capable of providing non-discretionary investment sub-advisory services to achieve satisfactory performance for the Fund.

52	www.fsinvestments.com

FS MVP Private Markets Fund	Other Information

March 31, 2025 (Unaudited)

Profitability and Economies of Scale. Because all of the Sub-Adviser’s fees will be paid by the Investment Manager out of the fees it charges the Fund, and that this would be a new mandate for the Sub-Adviser and thus it would be difficult for the Sub-Adviser to estimate its projected profitability, the Board did not consider the Sub-Adviser’s future profitability as a factor as part of its considerations. In that regard, the Board further took into consideration, the Sub-Adviser’s statement that it does not currently expect to derive any material indirect benefits from its relationship to the Fund.

The Board likewise did not take into account economies of scale as the Fund grows, as the Investment Manager would be paying the Sub-Adviser’s fees for the Sub-Adviser’s management of the Account at the same rate that the Fund pays the Investment Manager.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Sub-Adviser’s services, and that the Sub-Adviser has the ability to provide these services based on its experience, operations and resources. After evaluation of the performance, fee information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees, including a majority of the Independent Trustees, approved the Agreement and determined to recommend that Shareholders approve the Agreement.

Annual Report | March 31, 2025	53

FS MVP Private Markets Fund	Privacy Policy

March 31, 2025 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social Security number

●  Account transactions

●  Account balances

●  Transaction history

●  Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

QUESTIONS?	Call or visit fund website

54	www.fsinvestments.com

FS MVP Private Markets Fund	Privacy Policy

March 31, 2025 (Unaudited)

WHO WE ARE
Who is providing this notice?	FS MVP Private Markets Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●  Open an account

●  Provide account information

●  Give us your contact information

●  Make deposits or withdrawals from your account

●  Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●  Affiliates from using your information to market to you

●  Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Annual Report | March 31, 2025	55

Learn more:

fsinvestments.com/mvp

FS Investment Solutions, LLC 201 Rouse Boulevard, Philadelphia, PA 19112
877-628-8575 Member FINRA/SIPC
© 2025 FS Investments www.fsinvestments.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, FS MVP Private Markets Fund (the “Fund” or “Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the Code of Ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant has included with this filing a copy of the Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).

(a)(2)	The Board of the Registrant has designated Messrs. Kent Misener and Bruce Cundick, as the Registrant’s Audit Committee Financial Experts. Kent Misener and Bruce Cundick are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the fiscal years ended March 31, 2025 and March 31, 2024, the Registrant’s aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $175,000 and $100,000, respectively.

(b)	Audit-Related Fees: For the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4 were $0.00 and $0.00, respectively.

(c)	Tax Fees: For the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $40,125 and $24,320, respectively.

(d)	All Other Fees: For the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0.00 and $0.00, respectively.

(e)	(1)	The Audit Committee has adopted, and the Board has approved, pre-approval policies and procedures, which are intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	For the fiscal years ended March 31, 2025 and March 31, 2024, the non-audit fees billed for services by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (the “Adviser”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, were $0.00 and $0.00, respectively.

(h)	The Audit Committee and Board have considered whether the provision of non-audit services to the Registrant's Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Registrant’s investment sub-advisory agreement is included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proxy Duties”).

The Fund’s chief compliance officer shall ensure that the Adviser has adopted a proxy voting policy, which it uses to vote proxies for its clients, including the Fund.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Advisers

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the Adviser except as provided herein; and

(2)	to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

(3)	Annually the Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve each proxy voting and disclosure policy of the Adviser, (the “Investment Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption of such material changes by the Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Adviser; principal underwriter; or an affiliated person of the Fund, its Adviser, or its principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Fund’s administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Fund’s administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this report, the personnel of the Adviser who currently have primary responsibility for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers”) are:

Dustin Ackerman, Senior Vice President, Primary Investments. Dustin Ackerman is a Senior Vice President on the firm’s primary investments team. Dustin joined Portfolio Advisors in 2016. Prior to joining Portfolio Advisors, he spent three years at Royal Bank of Scotland supporting the U.S. derivatives trading business. Dustin holds a B.S. from Brigham Young University - Idaho and an M.B.A. from Columbia University.

Elizabeth M. Campbell, Chief Investment Officer, Management Committee. Liz Campbell serves as Chief Investment Officer of Portfolio Advisors and a member of the firm’s management committee. Liz shares oversight of firm strategy and, as CIO, oversees the firm’s investment activities across private equity, private credit, and private real estate.  She joined Portfolio Advisors in 2013 and has been working in the private markets since 2007. Prior to joining Portfolio Advisors, Liz worked at Stanwich Advisors, a boutique investment bank specializing in capital raising and advisory services for private equity funds, where she was responsible for due diligence, project management, and market research. Liz holds a B.A. from Middlebury College.

Gregory J. Garrett, Co-Head Primary Investments. Greg Garrett is a Managing Director and Co-Head of the firm’s primary investments team. Greg joined Portfolio Advisors in 2010 and has been working in the private markets since 2001. Prior to joining Portfolio Advisors, Greg worked at Adams Street Partners as a Partner and member of its primary partnership investment subcommittee. Before that, Greg was a Manager at the Boston Consulting Group and a Captain in the United States Air Force commanding aircraft in support of international military operations. Greg holds a B.S. from Rensselaer Polytechnic Institute and an M.B.A. from the Wharton School of the University of Pennsylvania.

Ben Hur, Co-Head Equity Co-Investments. Ben Hur is a Managing Director and Co-Head of the firm’s co-investment team. Ben joined Portfolio Advisors in 2010, marking the beginning of his career in the private markets. Prior to joining Portfolio Advisors, he was an Investment Banking Analyst at Citigroup in the global consumer group where he worked on various financing and M&A transactions. Ben holds a B.A. from Columbia University.

John M. Kyles, Head Credit Strategies, John Kyles is a Managing Director and Head of the credit strategies team. John joined Portfolio Advisors in 2009 and has been working in the private markets since 1997. Prior to joining Portfolio Advisors, he was a Director at Citigroup in the private equity placements group. In this role, he structured and executed private placements totaling over $6 billion for public and private companies in a variety of industries. While in business school, John was a Park Fellow and a co-founder of BR Ventures, a student-managed venture capital fund. John holds a B.A. from Bucknell University, a J.D. from DePaul University College of Law, and an M.B.A. from Cornell University.

Brooks Lindberg, Head of Registered Products, Management Committee. Brooks Lindberg is a Managing Director and member of the firm’s Management Committee. Brooks joined Portfolio Advisors in 2020 and has been working in the private markets since 2000. Prior to joining Portfolio Advisors, he spent five years as an investor, operating partner, and board member at several private companies. Before that, Brooks was a Partner at Partners Group, heading the firm’s global private client business. In that capacity, he led structuring, marketing, and operations for an SEC-registered evergreen private equity fund, the first of its kind, from inception to ~$2 billion in assets. Prior to that, he served as the Head of Structuring Services, leading a global team in creating private investment vehicles designed to address both market opportunities and individual client needs. Brooks began his tenure at Partners Group in 2002 as a member of the Structuring Services team in Zug, Switzerland. Brooks holds a B.S.B.A. from the University of Florida and an M.B.A. from The Marriott School of Business at Brigham Young University.

Justin Lux, Co-Head LP Secondary Investments. Justin Lux is a Managing Director and Co-Head of LP Secondaries. Justin joined Portfolio Advisors in 2011. Previously, he was an Investment Banking Analyst at Lazard where he focused on various restructuring and distressed M&A transactions across a wide range of industries. Justin holds a B.A. from the University of Virginia.

Brian Mooney, CFA, Co-Head GP Secondary Investments. Brian Mooney, CFA is a Managing Director and Co-Head of the firm’s GP-led secondaries team. Brian joined Portfolio Advisors in 2021 and has been working in the private markets since 1999. Prior to joining Portfolio Advisors, he was a Managing Director in Greenhill’s Capital advisory group and Global Head of GP-led secondary advisory. Prior to Greenhill, Brian co-founded Cogent Partners in 2002, where he was a Managing Director and member of the General Partner until the firm’s sale to Greenhill in 2015. At Cogent, Brian was responsible for leading the day-to-day management of the firm, sourcing and executing large GP-led and LP secondary transactions, and running the firm’s portfolio research business. Before founding Cogent, Brian was responsible for sourcing and executing secondary, primary, direct, and co-investments at a firm that is now part of the Neuberger Berman alternative investments platform. Brian holds a B.B.A. from the University of Texas, a joint-M.B.A. from Columbia University and London Business School, and is a Chartered Financial Analyst.

Stephen Sloan, Global Head Secondary Investments, Management Committee. Stephen Sloan is a member of the firm’s Management Committee and Global Head of Secondaries. Stephen joined Portfolio Advisors in 2020 and has been working in the private markets since 2000. Prior to joining Portfolio Advisors, he was the Global Head of Greenhill’s capital advisory group and a member of Greenhill’s management committee, where he oversaw strategic direction, deal execution, business operations, and client relationships across the Asia-Pacific region. Prior to Greenhill, Stephen co-founded Cogent Partners in 2002 where he served as the Managing Partner until the firm’s sale to Greenhill in 2015. Before founding Cogent, Stephen worked at Goldman Sachs in their New York office in the structured products and international finance groups. Stephen holds a B.S. from The Marriott School of Business at Brigham Young University, and both an M.A. and M.B.A. from the Wharton School of the University of Pennsylvania.

(a)(2) Other Accounts Managed by Portfolio Manager(s) and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Registrant) managed by the Portfolio Manager(s) as of March 31, 2025:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies (in millions)	Other pooled investment vehicles (in millions)	Other accounts (in millions)	Registered investment companies	Other pooled investment vehicles	Other accounts
Dustin Ackerman	0	0 pooled investment vehicles, investing $0	0 accounts, investing $0	0	0	0
Elizabeth M. Campbell	0	8 pooled investment vehicles, investing $4,620	17 accounts, investing $22,499	0	0	0
Gregory J. Garrett	0	4 pooled investment vehicles, investing $2,956	17 accounts, investing $22,499	0	0	0
Benjamin Hur	0	2 pooled investment vehicles, investing $363	17 accounts, investing $22,499	0	0	0
John M. Kyles	0	8 pooled investment vehicles, investing $5,553	17 accounts, investing $22,499	0	0	0
Brooks Lindberg	0	4 pooled investment vehicles, investing $1,483	17 accounts, investing $22,499	0	0	0
Justin Lux	0	7 pooled investment vehicles, investing $4,443	17 accounts, investing $22,499	0	0	0
Brian Mooney	0	6 pooled investment vehicles, investing $4,065	17 accounts, investing $22,499	0	0	0
Stephen Sloan	0	8 pooled investment vehicles, investing $4,449	17 accounts, investing $22,499	0	0	0

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Portfolio Manager Compensation

As of March 31, 2025, a competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of March 31, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Dustin Ackerman	None
Elizabeth M. Campbell	None
Gregory J. Garrett	None
Ben Hur	None
John M. Kyles	None
Brooks Lindberg	$500,001 - $1,000,000
Justin Lux	None
Brian Mooney, CFA	None
Stephen Sloan	Over $1,000,000

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the registrant’s shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1(a) of this Form N-CSR.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable to Registrant.

(b)	Not Applicable to Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable to Registrant.

(b)	Not Applicable to Registrant.

Item 19. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS MVP PRIVATE MARKETS FUND

By:	/s/ Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:  June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:  June 6, 2025

By:	/s/ Daniel Iamiceli
Daniel Iamiceli
Treasurer (Principal Financial Officer)

Date:  June 6, 2025